UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2025

Chrome Holding Co.

(Exact name of registrant as specified in its charter)

Delaware	001-39587	87-1240344
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

870 Market Street, Room 415

San Francisco, California 94102

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 938-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03	Bankruptcy or Receivership

As previously disclosed, on March 23, 2025, Chrome Holding Co., a Delaware corporation (the “Company”), and certain of its subsidiaries (collectively, the “Filing Subsidiaries” and, together with the Company, the “Debtors”) filed voluntary petitions seeking relief under Chapter 11 of Title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court (the “Court”) for the Eastern District of Missouri (the “Chapter 11 Cases”).

On November 28, 2025, the Debtors filed the Modified Fifth Amended Joint Plan of Chrome Holding Co. and its Debtor Affiliates (the “Plan”). On December 1, 2025, the Court entered an order (the “Confirmation Order”) confirming the Plan. A copy of the Confirmation Order, with a copy of the Plan as confirmed attached thereto, is attached as Exhibit 2.1 to this Current Report on Form 8-K (this “Form 8-K”) and is incorporated herein by reference. The Plan incorporates by reference certain documents filed with the Court as part of the relevant filing and may be further amended prior to the effective date of the Plan (the “Effective Date”) in accordance with the Bankruptcy Code or as otherwise set forth in the Plan or Confirmation Order.

It is possible that technical amendments or supplements could be made to the Plan prior to the Effective Date in accordance with the Bankruptcy Code. Such amendments and supplements will also be available for review and free of charge online at https://restructuring.ra.kroll.com/23andMe. Such amendments and supplements may be filed with the Court without the filing of an accompanying Current Report on Form 8-K. The documents and other information available via website or elsewhere are not part of this Form 8-K and shall not be deemed incorporated herein.

As of December 1, 2025, the Company had 25,489,590 shares of Class A common stock, $0.0001 par value per share (the “Common Stock”), and 2,110,250 shares of Class B common stock, $0.0001 par value per share, issued and outstanding. On the Effective Date, and in accordance with the Plan, all outstanding shares of Common Stock of the Company (including shares of Common Stock issuable under equity awards granted under the Company’s equity incentive plans) will be canceled and discharged. Holders of such Common Stock will be treated as members of Class 12 under the Plan, as described below. Each Holder of an Allowed HoldCo Interest(s) will be entitled to receive a portion of the Class B Plan Administration Trust Interests on account of such Allowed HoldCo Interest(s), as described below, on or around the Effective Date, in accordance with the Plan.

The following is a summary of the material terms of the Plan. This summary describes only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan and the Confirmation Order. Capitalized terms used but not otherwise defined in this Form 8-K have the meanings given to them in the Plan and Confirmation Order.

Class 1 – Other Secured Claims

Each Holder of an Allowed Other Secured Claim will receive, in full and final satisfaction, settlement, release, and discharge of and in exchange for its Claim, at the option of the Debtors or the Plan Administrator, as applicable:

•	payment in full in Cash of such Holder’s Allowed Other Secured Claim;

•	delivery of the collateral securing such Holder’s Allowed Other Secured Claim; or

•	such other treatment rendering such Holder’s Allowed Other Secured Claim Unimpaired in accordance with section 1124 of the Bankruptcy Code.

Class 2 – Other Priority Claims

Each Holder of an Allowed Other Priority Claim will receive, in full and final satisfaction, compromise, settlement, and release of, and in exchange for its Claim, payment in full in Cash or such other treatment in a manner consistent with the provisions of section 1129(a)(9) of the Bankruptcy Code on the following terms: (i) if such Allowed Other Priority Claim is Allowed as of the Effective Date, the Effective Date or as soon thereafter as reasonably practicable (or, if payment is not then due, the date such Allowed Other Priority Claim becomes due and payable, or as soon thereafter as reasonably practicable); and (ii) if such Allowed Other Priority Claim is not Allowed as of the Effective Date, the date such Other Priority Claim is Allowed or as soon thereafter as reasonably practicable. Allowed Other Priority Claims that arise in the ordinary course of the Debtors’ business and which are not due and payable on or before the Effective Date will be paid in the ordinary course of business in accordance with the terms thereof.

Class 3 – U.S. Data Breach Class Settlement Claims

Each Holder of an Allowed U.S. Data Breach Class Settlement Claim, will receive, in full and final satisfaction, compromise, settlement, and release of, and in exchange for its Claim:

•

If the U.S. Data Breach Class Settlement Agreement is approved by the Bankruptcy Court on a final basis, their portion of the U.S. Data Breach Class Settlement Fund as set forth in the U.S. Data Breach Settlement Class Benefits Plan, and any such U.S. Data Breach Class Settlement Claims shall be disallowed after entry of an Order approving the U.S. Data Breach Class Settlement on a final basis; or

•

If the U.S. Data Breach Class Settlement Agreement is not approved by the Bankruptcy Court on a final basis, all Holders of Allowed U.S. Data Breach Class Settlement Claims will receive the same treatment as Holders of Allowed Chrome Other General Unsecured Claims.

Class 4 – U.S. Data Breach Arbitration Settlement Group Claims

Each Holder of an Allowed U.S. Data Breach Arbitration Represented Claim will receive, in full and final satisfaction, compromise, settlement, and release of, and in exchange for its Claim:

•

If the U.S. Data Breach Arbitration Settlement is approved prior to the Effective Date and the U.S. Data Breach Arbitration Settlement Agreement Funding Obligation Condition is satisfied, (x) the Claims of Holders of U.S. Data Breach Arbitration Represented Claims shall automatically and without any further action by the Debtors or the Plan Administration Trust be finally and fully satisfied, compromised, settled, released, and disallowed pursuant to the U.S. Data Breach Arbitration Settlement Order as of the Effective Date, Class 4 shall constitute a vacant Class, all votes submitted by Holders of U.S. Data Breach Arbitration Represented Claims through Law Firm Master Ballots shall be disregarded, and such Holders shall not receive a distribution under the Plan but shall receive the payment contemplated by the U.S. Data Breach Arbitration Settlement Agreement and may enforce the terms of that agreement as necessary, and (y) notwithstanding anything to the contrary on the ballots submitted by U.S. Data Breach Arbitration Represented Claimants (through Law Firm Master Ballots), the U.S. Data Breach Arbitration Represented Claimants shall be deemed not to opt out of the Third-Party Release; or

•

If the U.S. Data Breach Arbitration Settlement is not approved prior to the Effective Date, (x) Holders of Allowed U.S. Data Breach Arbitration Represented Claims shall receive the same treatment as Holders of Allowed Chrome Other General Unsecured Claims, (y) notwithstanding anything to the contrary on the ballots submitted by U.S. Data Breach Arbitration Represented Claimants (through Law Firm Master Ballots), U.S. Data Breach Arbitration Represented Claimants shall be deemed to opt out of the Third-Party Release, and (z) the U.S. Data Breach Arbitration Settlement Parties’ rights under the Prepetition U.S. Data Breach Arbitration Settlement Agreement are preserved in accordance with the Prepetition U.S. Data Breach Arbitration Settlement Assumption Order and the Claims Reconciliation Procedures Order.

•

For the avoidance of doubt, any Holder of a U.S. Data Breach Arbitration Non-Settling Claim shall be deemed a Holder of a Class 7 Chrome Other General Unsecured Claim for purposes of allowance and distribution and will be subject to the Claims Reconciliation Procedures. The rights of the Debtors and Holders of U.S. Data Breach Arbitration Non-Settling Claims who are parties to the Prepetition U.S. Data Breach Arbitration Settlement Agreement are preserved in accordance with the Prepetition U.S. Data Breach Arbitration Settlement Agreement Assumption Order and the Claims Reconciliation Procedures Order, as applicable.

Class 5 – Canadian Data Breach Class Settlement Claims

Each Holder of an Allowed Canadian Data Breach Settlement Claim will receive, in full and final satisfaction, compromise, settlement, and release of, and in exchange for its Claim:

•

If the Canadian Data Breach Class Settlement Agreement is approved by the Bankruptcy Court on a final basis, their portion of the Canadian Data Breach Class Settlement Fund as set forth in the Canadian Data Breach Settlement Class Benefits Plan, and any such Canadian Data Breach Class Settlement Claims shall be disallowed after entry of an Order approving the Canadian Data Breach Class Settlement on a final basis; or

•

If the Canadian Data Breach Class Settlement Agreement is not approved by the Bankruptcy Court on a final basis, all Holders of Allowed Canadian Data Breach Class Settlement Claims will receive the same treatment as Holders of Allowed Chrome Other General Unsecured Claims.

Class 6 – Chrome Commercial Claims

Each Holder of an Allowed Chrome Commercial Claim will receive, in full and final satisfaction, compromise, settlement, and release of, and in exchange for its Claim, a Pro Rata portion of Class A-1 Plan Administration Trust Interests.

Class 7 – Chrome Other General Unsecured Claims

Each Holder of an Allowed Chrome Other General Unsecured Claim will receive, in full and final satisfaction, compromise, settlement, and release of, and in exchange for its Claim, a Pro Rata portion of the Class A-2 Plan Administration Trust Interests.

Class 8 – Lemonaid Commercial Claims

Each Holder of an Allowed Lemonaid Commercial Claim will receive, in full and final satisfaction, compromise, settlement, and release of, and in exchange for its Claim, a Pro Rata portion of the Class A-3 Plan Administration Trust Interests.

Class 9 – Lemonaid Other General Unsecured Claims

Each Holder of an Allowed Lemonaid Other General Unsecured Claim will receive, in full and final satisfaction, compromise, settlement, and release of, and in exchange for its Claim, a Pro Rata portion of the Class A-4 Plan Administration Trust Interests.

Class 10 – Intercompany Claims

On the Effective Date, Intercompany Claims may be Reinstated as of the Effective Date solely for the purpose of facilitating the Wind-Down Transactions or, at the Debtors’ option, be cancelled, released, and extinguished without any distribution on account of such Claims.

Class 11 – Intercompany Interests

On the Effective Date, all Intercompany Interests may be Reinstated as of the Effective Date solely for the purpose of facilitating the Wind-Down Transactions or, at the Debtors’ option, may be cancelled, released, and extinguished, without any distribution on account of such Interest.

Class 12 – HoldCo Interests

Each Holder of an Allowed HoldCo Interest will receive, in full and final satisfaction, compromise, settlement, and release of, and in exchange for its Interest, a portion of the Class B Plan Administration Trust Interests, as set forth in the Plan Administration Trust Agreement.

Class 13 – GUC Subordinated Claims

Each Holder of an Allowed GUC Subordinated Claim will receive, in full and final satisfaction, compromise, settlement, and release of, and in exchange for its Claim, a Pro Rata portion of the Class A-5 Plan Administration Trust Interests.

Class 14 – Pixel Class Settlement Claims

Each Holder of an Allowed Pixel Class Settlement Claim will receive, in full and final satisfaction, compromise, settlement, and release of, and in exchange for its Claim:

•

If the Pixel Class Settlement Agreement is approved by the Bankruptcy Court on a final basis, their portion of the Pixel Class Settlement Fund as set forth in the Pixel Settlement Class Benefits Plan, and any such Pixel Class Settlement Claims shall be disallowed after entry of an Order approving the Pixel Class Settlement on a final basis; or

•

If the Pixel Class Settlement Agreement is not approved by the Bankruptcy Court on a final basis, all Holders of Allowed Pixel Class Settlement Claims will receive the same treatment as Holders of Allowed Lemonaid Other General Unsecured Claims.

Information regarding the assets and liabilities of the Company and its subsidiaries that was filed with the Bankruptcy Court may be found at https://restructuring.ra.kroll.com/23andMe and is incorporated herein by reference.

Additional Information on the Chapter 11 Cases

Court filings and information about the Chapter 11 Cases can be found at a website maintained by the Company’s claims agent Kroll at https://restructuring.ra.kroll.com/23andMe, by calling (888) 367-7556, or by sending an email to 23andMeInfo@ra.kroll.com. The documents and other information available via website or elsewhere are not part of this Current Report on Form 8-K and will not be deemed incorporated herein.

Cautionary Note Regarding the Company’s Common Stock

The Company cautions that trading in the Company’s Common Stock during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s Common Stock may bear little or no relationship to the actual recovery, if any, by holders of the Common Stock in the Chapter 11 Cases. The Company cannot assure investors of the liquidity of an active trading market, the ability to sell shares of the Common Stock when desired, or the prices that an investor may obtain for the shares of the Common Stock.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included or incorporated in this document are forward-looking statements. The words “believes,” “anticipates,” “estimates,” “plans,” “expects,” “intends,” “may,” “could,” “should,” “potential,” “likely,” “projects,” “predicts,” “continue,” “will,” “schedule,” and “would” or, in each case, their negative or other variations or comparable terminology, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are predictions based on the Company’s current expectations and projections about future events and various assumptions. The Company cannot guarantee that it will actually achieve the plans, intentions, or expectations disclosed in its forward-looking statements and you should not place undue reliance on the Company’s forward-looking statements. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond the control of the Company), or other assumptions that may cause actual results or performance to differ materially from those expressed or implied by these forward-looking statements, which could include the following: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the Company’s ability to obtain Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Court rulings in the Chapter 11 Cases, whether the Effective Date of the Plan occurs and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with any third-party motions in the Chapter 11 Cases, the adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s Chapter 11 Cases; trading price and volatility of the Common Stock; and the continuation of trading of the Common Stock on the OTC Pink Market, including whether broker-dealers will continue to provide public quotes of the Common Stock on the OTC Pink Market and whether the trading volume of the Common Stock will be sufficient to provide for an efficient trading market. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including under Item 1A, “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as filed with the SEC, and as revised and updated by the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The statements made herein are made as of the date of this document and, except as may be required by law, the Company undertakes no obligation to update them, whether as a result of new information, developments, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Confirmation Order, dated December 1, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHROME HOLDING CO.

Date: December 4, 2025	By:	/s/ Joseph Selsavage
	Name:	Joseph Selsavage
	Title:	Chief Executive Officer, and Chief Financial and Accounting Officer